                               EXHIBIT j.

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          ARTHUR ANDERSEN LLP

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 2-89794 for Hartford Capital Appreciation HLS Fund, Inc. on Form N-1A.

                              /s/ Arthur Andersen LLP


Hartford, Connecticut
April 16, 1999